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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 16, 1998


                               BEA SYSTEMS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)


           000-22369                                  77-0394711
    ------------------------             -----------------------------------
    (Commission File Number)             (I.R.S. Employer Identification No.)



    385 Moffet Park Drive, Sunnyvale, CA                   94089-1208
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   (Address of Principal Executive Offices)                (Zip Code)



                                (408) 743-4000
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 16, 1998, pursuant to an Asset Purchase Agreement, dated as of May 19, 1998, between the Registrant, as buyer, and NCR Corporation, a Maryland corporation ("NCR"), as seller, the Registrant completed the purchase of NCR's TOP END enterprise middleware technology and product family ("TOP END"), including all developed and in-process computer programs, data compilations and other intellectual property of intangible nature for TOP END, for a cash purchase price of $92.4 million. The assets purchased included, among other things, source and object code for TOP END, all existing versions of TOP END and certain related assets. The equipment and other physical property, comprised primarily of computer equipment, acquired by the Registrant was used by NCR in supporting TOP END, and the Registrant intends to use it in substantially the same manner, provided, however, that the Registrant may transfer some of the assets to other locations. The entire purchase price was paid from the Registrant's general working capital and was determined through arms-length negotiations between the Registrant and NCR, which negotiations took into account the revenue generated by TOP END, the value of the acquired intellectual property assets and other factors related to the acquired assets. There are no material relationships between NCR and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired
     -------------------------------------------

     Not applicable.


(b)  Pro Forma Financial Information
     -------------------------------

     Not applicable.


(c)  Exhibits
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     The Exhibit Index appearing on page 4 is incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BEA SYSTEMS, INC.
                              (the Registrant)


                              By: /s/ Steve L. Brown
                                 ------------------------------------
                                 Steve L. Brown
                                 Executive Vice President,
                                 Chief Financial Officer and Secretary

Dated:  June 29, 1998

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                                 EXHIBIT INDEX



        Exhibit
         Number                  Description
        -------                  -----------
          2.1       Asset Purchase Agreement by and between
                    NCR Corporation and BEA Systems, Inc.


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